                                                                  Exhibit 21.1

                             METRON TECHNOLOGY N.V.
                     LIST OF SUBSIDIARIES OF THE REGISTRANT

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
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NAME OF SUBSIDIARY                                                   JURISDICTION OF INCORPORATION OF SUBSIDIARY
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
Metron Technology (Asia) Ltd.                                        Hong Kong
Metron Technology (Benelux) B.V.                                     Netherlands
Metron Technology (Deutschland) Gmbh                                 Germany
Metron Technology (Far East) Ltd.                                    Hong Kong
Metron Technology (France) EURL                                      France
Metron Technology (Hong Kong) Ltd.                                   Hong Kong
Metron Technology (Ireland) Ltd.                                     Ireland
Metron Technology (Israel) Ltd.                                      Israel
Metron Technology (Italia) S.r.L.                                    Italy
Metron Technology (Korea) Ltd.                                       Korea
Metron Technology (Malaysia) Sdn Bhd                                 Malaysia
Metron Technology (Nordic) AB                                        Sweden
Metron Technology (Singapore) Pte. Ltd.                              Singapore
Metron Technology (Taiwan) Ltd.                                      Taiwan
Metron Technology (Thailand) Ltd.                                    Thailand
Metron Technology (United Kingdom) Ltd.                              United Kingdom
Metron Technology Corporation                                        United States of America (California)
Metron Technology Distribution Corporation                           United States of America (California)
Metron Technology Holding Ltd.                                       Thailand
T.A. Kyser Co.                                                       United States of America (Nevada)
Transpacific Technology Ltd.                                         United Kingdom
Transpacific Technology S.A.                                         France
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